UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 13, 2006

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 13, 2006, Align Technology, Inc. (“Align”) and OrthoClear, Inc., OrthoClear Holdings, Inc. and OrthoClear Pakistan Pvt. Ltd. (“OrthoClear”), among others, entered into a Settlement Agreement and Mutual Releases (the “Definitive Agreement”).  The Definitive Agreement, consistent with the Confidential and Binding Settlement Term Sheet executed by the parties on September 27, 2006, ends all litigation between the parties.  In addition, the Definitive Agreement includes the following terms:

•                  OrthoClear is required to immediately discontinue all design, manufacture, marketing and sales of removable dental aligners worldwide

•                  Effective September 28, 2006, OrthoClear stopped accepting new patient cases for treatment

•                  OrthoClear consents to the entry of an order by the International Trade Commission (ITC), prohibiting importation of OrthoClear aligners into the United States

•                  OrthoClear, Zia Chishti and Charlie Wen assigns and transfers to Align all intellectual property rights with application to the correction of malocclusion

•                  OrthoClear principals Zia Chishti, Charlie Wen, Peter Riepenhausen, and Christopher Kawaja have signed 5-year, global non-compete agreements in the field of removable aligner therapy products and related software market

•                  OrthoClear employees Joe Breeland and Jeff Tunnell have signed 5-year U.S. non-compete agreements prohibiting their personal participation in the removable aligner therapy product and related software market

•                  Align has offered to make Invisalign treatment available to OrthoClear patients in the United States, Canada and Hong Kong at no charge from Align

•                  The Parties will dismiss all pending litigation against each other and release all related claims

In connection with the execution of the Definitive Agreement, Align has made a one-time cash payment of $20 million to OrthoClear Holdings, Inc.

ITEM 2.01  Completion of Acquisition or Disposition of Assets

On October 16, 2006, in connection with the $20 million settlement amount paid to OrthoClear Holdings discussed in Item 1.01 above, OrthoClear, Zia Chishti and Charlie Wen assigned and transferred to Align all intellectual property rights with application to the correction of malocclusion.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Releases

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006	ALIGN TECHNOLOGY, INC.

	By:	/s/ Roger E. George
Roger E. George
Vice President of Corporate and Legal Affairs and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Releases